UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2015

Poverty Dignified, Inc.
(Name of small business issuer in its charter)

Nevada	7389	46-3754609
(State or other Employer jurisdiction of Identification incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Number)

John K. Lowther

10617 Kettering Drive, Ste. 219

Charlotte, NC 28226
719-761-1869

(Address and telephone number of registrant's principal executive offices and principal place of business)

Jillian Ivey Sidoti, Esq

38730 Sky Canyon Drive – Ste A

Murrieta, CA 92563

PHONE 323-799-1342

jillian@syndicationlawyers.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Poverty Dignified, Inc., a Nevada corporation, in connection with the items described below.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Registrant's previously reflected year end date on the SEC's EDGAR system was incorrect. It has since been updated to reflect the correct year end date of August 31st.

Item 9.01 Financial Statement and Exhibits.

(d) EXHIBITS

None.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Poverty Dignified, Inc.

Date: November 12, 2015	By:	/s/ John K. Lowther
John K. Lowther
Chief Executive Officer